SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Lennar Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 18, 2017.

Meeting Information
LENNAR CORPORATION	Meeting Type:	Annual Meeting
	For holders as of:	February 21, 2017
	Date: April 18, 2017	Time: 11:00 AM EDT
Location: 700 Northwest 107th Avenue
Second Floor
Miami, Florida 33172
Meeting Directions: For directions to the Annual Meeting please call Lennar’s Investor Relations department at (305) 485-2038.
LENNAR CORPORATION ATTN: LEGAL DEPARTMENT 700 N.W. 107TH AVENUE MIAMI, FL 33172

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice and Proxy Statement	2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 4, 2017 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Elect ten directors to serve a one-year term
	expiring at the 2018 Annual Meeting of
	Stockholders.

	01)	Irving Bolotin	06)	Teri P. McClure
	02)	Steven L. Gerard	07)	Stuart Miller
	03)	Theron I. “Tig” Gilliam	08)	Armando Olivera
	04)	Sherrill W. Hudson	09)	Donna Shalala
	05)	Sidney Lapidus	10)	Jeffrey Sonnenfeld

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	Ratification of the appointment of Deloitte & Touche LLP as Lennar’s independent registered public accounting firm for the fiscal year ending November 30, 2017.

3.	Approval, on an advisory basis, of the compensation of Lennar’s named executive officers.

The Board of Directors recommends you vote for the ONE YEAR option in proposal 4:

4.	Approval, on an advisory basis, of the frequency of the stockholder vote on the compensation of Lennar’s named executive officers.

The Board of Directors recommends you vote AGAINST proposal 5:

5.	Approval of a stockholder proposal regarding our common stock voting structure.

NOTE: Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.